SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   June 4, 2002 (June 5, 2002)


                                U.S. ENERGY CORP.
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              Exact Name of Registrant as Specified in its Charter)

               Wyoming                      0-6814              83-0205516
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    (State or other jurisdiction         (Commission        (I.R.S. Employer
          of incorporation)               File No.)        Identification No.)


     Glen L. Larsen Building
     877 North 8th West
     Riverton, WY                                             82501
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    (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (307) 856-9271


                                 Not Applicable
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               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)

ITEM 5.  OTHER EVENTS

     U.S. Energy Corp. and Crested Corp., announced today that their subsidiary, Rocky Mountain Gas, Inc. (RMG), has completed the Purchase and Sale Agreement with Big Basin Petroleum, LLC of Gillette, Wyoming. The contract closed on June 4, 2002, effective as of May 1, 2002, to acquire working interests averaging approximately 60% on approximately 1,940 gross acres of producing coalbed methane properties in the Powder River Basin (PRB) of Wyoming. The property is being purchased through a cash and stock transaction valued at $1.3 million and marks the Company's first production of natural gas from its coalbed methane operations.

     CCBM, Inc., a wholly owned subsidiary of Carrizo Oil & Gas, Inc. (NASDAQ:
CRZO) of Houston, Texas) (CCBMI) has agreed to participate for up to 50% of the working interest in Phase 1 of the property pursuant to an agreement between the two parties dated July 10, 2001.

                           FORWARD LOOKING STATEMENTS

     This Report on Form 8-K includes "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical fact included in this Report, are forward-looking statements. In addition, whenever words like "expect," "anticipate" or "believe" are used, we are making forward-looking statements.

     Although we believe that our forward-looking statements are reasonable, we don't know if our expectations will prove to be correct. Important future factors that could cause actual results to differ materially from expectations include: Domestic consumption rates for natural gas; domestic market prices for natural gas, uranium, gold, and molybdenum; the amounts of gas we will be able to produce from our coalbed methane properties; the availability of permits to drill and operate coalbed methane wells; whether and when gas transmission lines will be built to reasonable proximity to our coalbed methane properties; and whether and on what terms the capital necessary to develop our properties can be obtained. The forward-looking statements should be carefully considered in the context of all the information set forth in this Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             U.S. ENERGY CORP.


Dated: June 5, 2002                    By:   /s/  Daniel P. Svilar
                                           -----------------------------
                                           DANIEL P. SVILAR, Secretary